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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:                                            Nov 1, 1995
Original Settlement Date:                                       Nov 21, 1995
Series Number of Class A-1 Certificates:                           441919AG2
Series Number of Class A-2 Certificates:                                 N/A
Original Sale Balance:                                          $637,660,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                                   12/22/97
Investor Certificateholder Floating Allocation Percentage              96.63%
Investor Certificateholder Fixed Allocation Percentage                 97.90%
Aggregate Amount of  Collections                                16,331,254.38
Aggregate Amount of  Interest Collections                        4,466,955.27
Aggregate Amount of  Principal Collections                      11,864,299.11
Int. Collections Alloc. to Investor                              4,316,289.34
Class A Principal Collections                                   11,100,512.77
Seller Interest Collections                                        150,665.93
Seller Principal Collections                                       763,786.34
Weighted Average Loan Rate                                             13.85%
Net Loan Rate                                                          12.85%
Weighted Average Maximum Loan Rate                                     18.85%
Class A-1 Certificate Rate                                            5.9375%
Maximum Investor Certificate Rate                                    12.9500%
Class A-1 Certificate Interest Distributed                       1,904,801.64
Class A-1 Investor Certificate Interest Shortfall before Draw            0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-1 Carryover Interest Amount                               0.00
Maximum Principal Dist. Amount (MPDA)                           11,615,148.83
Alternative Principal Dist. Amount (APDA)                       11,100,512.77
Rapid Amortization Period? (Y=1, N=0)                                    0.00
Scheduled Principal  Distribution Amount (SPDA)                 11,100,512.77
Principal  allocable to Class A-1                               11,100,512.77
SPDA deposited to Funding Account                                        0.00
Accelerated Principal Distribution Amount                                0.00
APDA allocable to Class A-1                                              0.00
Reimbursement to Credit Enhancer                                         0.00
Spread Trigger hit?                                                        No
Reduction in Certificate Principal Balance due to Current Class A-1
      Liquidation Loss Amount                                      765,316.41
Cumulative Investor Liquidation Loss Amount                        765,316.41
Total Principal allocable to A-1                                11,865,829.18
Beginning Class A-1 Certificate Principal Balance              360,909,783.77
Ending Class A-1 Certificate Principal Balance                 349,043,954.59
Pool Factor (PF)                                                    0.5473825

Servicer Certificate (Page 2 of  3)
Distribution Date:                                                   12/22/97
Retransfer Deposit Amount                                                0.00
Servicing Fees Distributed                                         303,469.29
Beg. Accrued and Unpaid Inv. Servicing Fees                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                            0.00
End. Accrued and Unpaid Inv. Servicing Fees                              0.00
Aggregate Investor Liquidation Loss Amount                         765,316.41
Investor Loss Reduction Amount                                           0.00
Beginning Pool Balance                                         376,874,782.05
Ending Pool Balance                                            364,981,133.55
Beginning Invested Amount                                      364,163,152.77
Ending Invested Amount                                         352,297,323.59
Beginning Seller Principal Balance                              12,711,629.28
Ending Seller Principal Balance                                 12,683,809.96
Additional Balances                                                763,786.34
Beginning Funding Account Balance                                        0.00
Ending Funding Account Balance                                           0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
      re                                                           0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
      release                                                           0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        0.00
Principal Collections to purchase Additional Bal and/or paid to Cert.    0.00
Beginning  Pre-Funding Account Balance                                   0.00
Ending Pre-Funding Account Balance                                       0.00
Pre-Funding Earnings                                                     0.00
Beginning Capitalized Interest Account                                   0.00
Capital Interest Requirement (Transferred to Collection Account)         0.00
Ending Capitalized Interest Account                                      0.00
Beginning Spread Account Balance                                 6,506,737.00
Ending Spread Account Balance                                    6,506,737.00
Beginning Seller Interest                                             3.3729%
Ending Seller's Interest                                              3.4752%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      195
     Trust Balance                                               7,209,380.76
   90+ days (Del Stat 3+)
     No. of Accounts                                                      467
     Trust Balance                                              15,969,533.99
   270+ days (Del Stat 9+)
     No. of Accounts                                                      182
     Trust Balance                                               7,053,070.72
   REO
     No. of Accounts                                                       34
     Trust Balance                                               1,669,403.26
Rapid Amortization Event ?                                                 No
   Failure to make payment within 5 Business Days of Required Date ?       No
   Failure to perform covenant relating to Trust's Security Interest ? No Failure to perform other covenants as described in the Agreement ? No
   Breach of Representation or Warranty ?                                  No
   Bankruptcy, Insolvency or Receivership relating to Seller ?             No
   Subject to Investment Company Act of 1940 Regulation ?                  No
   Servicing Termination ?                                                 No
   Aggregate of Credit Enhancement Draw Amts exceed 1% of the Cut-off Bal? No
Event of Default ?                                                         No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the AgreemtNo
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?      No
   Trigger Event ?                                                         No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)        N/A
Premium Distributed to Credit Enhancer                                   0.00
Amount Distributed to Seller                                       914,452.27
Master Servicer Credit Facility Amount                                   0.00
Guaranteed Principal Distribution Amount                                 0.00
Credit Enhancement Draw Amount                                           0.00
Spread Account Draw Amount                                               0.00
Capitalized Interest Account Draw                                        0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                      0.00
Amount paid to Trustee                                                   0.00
Cumulative Draw under Policy                                             0.00
Net Yield                                                               4.49%
Total  Available Funds
  Aggregate Amount of Collections                               16,331,254.38
  Deposit for principal not used to purchase subsequent loans            0.00
  Interest Earnings on the Pre-Funding Account                           0.00
  Deposit from Capitalized Interest Account                              0.00
Servicer Certificate (Page 3 of  3)
Distribution Date:                                                   12/22/97

  Total                                                         16,331,254.38
Application of Available Funds
     Servicing Fee                                                 303,469.29
     Prinicpal and Interest to Class A-1                        13,770,630.82
     Seller's portion of Principal and Interest                    914,452.27
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                             1,342,702.00
     Total                                                      16,331,254.38



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                                   12/22/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage             96.6271%
Class A Certificateholder Fixed Allocation Percentage                97.9000%
Beginning Class A-1 Certificate Balance                        360,909,783.77
Class A-1 Certificate Rate                                          5.937500%
Class A-1 Certificate Interest Distributed                           2.987174
Class A-1 Certificate Interest Shortfall Distributed                 0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall            0.000000
Rapid Amortization Event ?                                                 No
Class A-1 Certificate Principal Distributed                         18.608395
   Maximum Principal Distribution Amount                            18.215270
   Scheduled Principal  Distribution Amount (SPDA)                  17.408200
   Accelerated Principal Distribution Amount                         0.000000
   Aggregate Investor Liquidation Loss Amount Distributed            1.200195
Total Amount Distributed to Certificateholders                      20.395374
Principal Collections deposited into Funding Account                     0.00
Ending Funding Account Balance                                           0.00
Ending Class A-1 Certificate Balance                           349,043,954.59
Class A-1 Factor                                                    0.5473825
Pool Factor (PF)                                                    0.5473825
Unreimbursed Liquidation Loss Amount                                    $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount       $0.00
Class A Servicing Fee                                              303,469.29
Beginning Invested Amount                                      364,163,152.77
Ending Invested Amount                                         352,297,323.59
Beginning Pool Balance                                         376,874,782.05
Ending Pool Balance                                            364,981,133.55
Spread Account Draw Amount                                               0.00
Credit Enhancement Draw Amount                                           0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      195
     Trust Balance                                               7,209,380.76
   90+ days (Del Stat 3+)
     No. of Accounts                                                      467
     Trust Balance                                              15,969,533.99
   REO
     No. of Accounts                                                       34
     Trust Balance                                               1,669,403.26
Aggregate Liquidation Loss Amount for Liquidated Loans             641,209.82
Class A-1 Certificate Rate for Next Distribution Date           To be updated
Amount of any Draws on the Policy                                        0.00
Subsequent Mortgage Loans
     No. of Accounts                                                        0
     Trust Balance                                                       0.00
Pre-Funded Amount (Ending)                                               0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                        0
     Trust Balance                                                       0.00